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                                                                    Exhibit 99.2

                                     PROXY

                                  APPNET, INC.

                            6707 DEMOCRACY BOULEVARD
                                   SUITE 1000
                               BETHESDA, MD 20817

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             SPECIAL MEETING OF STOCKHOLDERS ON              , 2000

I or we authorize Ken Bajaj and Sherry L. Rhodes and any one or both of them, as proxies, to vote all stock of mine or ours in AppNet, Inc. on any matters that come before the Special Meeting of Stockholders of AppNet, Inc. or any
adjournments or postponements of the meeting, to be held on              , 2000,
or at a later time if the Special Meeting is adjourned or postponed. Each proxy may substitute another to act for him or her. The proposal set forth on the reverse side is described in the proxy statement-prospectus.

THE PROXIES WILL VOTE:

    (1) AS YOU SPECIFIED ON THIS CARD;

    (2) AS THE BOARD OF DIRECTORS RECOMMENDS WHERE NO CHOICE IS SPECIFIED; AND

    (3) AS THE PROXIES DECIDE ON ANY OTHER MATTER.

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 SEE REVERSE                                                            SEE REVERSE
     SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE             SIDE
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APPNET, INC.

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

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    VOTE BY TELEPHONE                                VOTE BY INTERNET

    It's fast, convenient, and immediate!            It's fast, convenient, and your vote is
    Call Toll-Free on a Touch-Tone Phone             immediately confirmed and posted.
    1-877-PRX-VOTE (1-877-779-8683).
                                                     FOLLOW THESE FOUR EASY STEPS:
    FOLLOW THESE FOUR EASY STEPS:

    1. READ THE ACCOMPANYING PROXY STATEMENT/        1. READ THE ACCOMPANYING PROXY STATEMENT/
       PROSPECTUS AND PROXY CARD.                       PROSPECTUS AND PROXY CARD.

    2. CALL THE TOLL-FREE NUMBER                     2. GO TO THE WEBSITE
      1-877-PRX-VOTE (1-877-779-8683).                 HTTP://WWW.EPROXYVOTE.COM/APNT

    3. ENTER YOUR 14-DIGIT VOTER CONTROL             3. ENTER YOUR 14-DIGIT VOTER CONTROL
       NUMBER LOCATED ON YOUR PROXY CARD ABOVE       NUMBER LOCATED ON YOUR PROXY CARD ABOVE
       YOUR NAME.                                       YOUR NAME.

    4. FOLLOW THE RECORDED INSTRUCTIONS.             4. FOLLOW THE INSTRUCTIONS PROVIDED.

    YOUR VOTE IS IMPORTANT!                          YOUR VOTE IS IMPORTANT!
    Call 1-877-PRX-VOTE anytime!                     Go to http://www.eproxyvote.com/apnt
                                                     anytime!
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    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

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                                  DETACH HERE

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           PLEASE MARK
/X/        VOTES AS IN
           THIS EXAMPLE.
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                        The Board of Directors recommends a vote "FOR" the
                          proposal.

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1.   To adopt the Agreement and Plan of Merger and Reorganization      FOR         AGAINST       ABSTAIN
     among Commerce One, Inc., Constitution Acquisition
     Corporation and AppNet, Inc. dated as of June 20, 2000, as the same may be amended from time to time.
                                                                       / /           / /           / /

2.   In their discretion, the proxies are authorized to vote upon such other business that may properly come before the
     meeting.
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                                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT
                                        LEFT   / /

                                          YOUR VOTE IS IMPORTANT--PLEASE VOTE
                                          TODAY.
                                          Please sign exactly as name(s) appears
                                          hereon. When shares are held by joint
                                          tenants, both should sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If a
                                          corporation, please sign in full
                                          corporate name by president or other
                                          authorized officer. If a partnership,
                                          please sign in partnership name by
                                          authorized person.

Signature: _______ Date: _______________ Signature: ______ Date: _______________